UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported) February 22, 2006
Microfield Group, Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

1631 NW Thurman, Suite 200, Portland, OR	97209
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (503) 419-3580 .

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendment to Articles of Incorporation
A special meeting of the Board of Directors of Microfield was held on February 22, 2006. A quorum being present, the Board voted to amend the Articles of Incorporation. The amendment consolidates the Articles of Incorporation into one filing.
Microfield filed the Ninth Restated Articles of Incorporation with the Oregon Secretary of State’s office on February 27, 2006.
ITEM 9.01. Exhibits
               (3)(i) Ninth Restated Articles of Incorporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2006.	Microfield Group, Inc.
/s/ A. Mark Walter
A. Mark Walter, President